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                                                           Exhibit 10.8.2


                         AMENDMENT NO. 4 TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT
                      ------------------------------------

                        MAGNESIUM CORPORATION OF AMERICA
                               238 North 2200 West
                           Salt Lake City, Utah 84116

                                                              January 17, 1999

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

         Congress Financial Corporation ("Lender") and Magnesium Corporation of America ("Borrower") have entered into certain financing arrangements pursuant to the Amended and Restated Loan and Security Agreement, dated as of August 4, 1993, between Lender and Borrower, as amended pursuant to Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated January 31, 1996, Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated July 3, 1996 and Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated August 28, 1997 (as further amended hereby and as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

         Borrower has requested an extension to the term of the Financing Agreements and certain additional amendments to the Loan Agreement and Lender is willing to agree to such an extension and to such amendments, subject to the terms and conditions contained herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments. All capitalized terms used herein shall have the meaning assigned thereto in the other Financing Agreements, unless otherwise defined herein.

         In consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

         1. RENEWAL DATE. The reference contained in Section 10.1(a) of the Loan Agreement to "six (6) years from the date hereof (the "Renewal Date")" is hereby deleted and the following


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substituted therefor: "nine (9) years from the date hereof (the "Renewal
Date")".

         2. INTEREST RATE. All references in Section 1.33 of the Loan Agreement to "one (1%) percent per annum" and "three (3%) percent per annum" are hereby deleted and the following substituted therefor: "three-quarters of one (3/4%) percent per annum" and "two and three-quarters of one (2-3/4%) percent per annum", respectively.

         3. EARLY TERMINATION FEE. Notwithstanding anything to the contrary contained in Section 10.1(e) of the Loan Agreement or any of the other Financing Agreements, if Lender terminates the Loan Agreement or the other Financing Agreements upon the occurrence of an Event of Default or at the request of Borrower prior to the Renewal Date (as amended herein), Borrower hereby agrees to pay to Lender for the account of Lender, upon the effective date of such termination, an early termination fee in an amount equal to:

               (i) $660,000, if such termination is effective prior to the seventh anniversary of the Loan Agreement; or

               (ii) $330,000, if such termination is effective after the seventh anniversary of the Loan Agreement but prior to the Renewal Date or the anniversary of the Renewal Date in any subsequent year thereafter.

         4. EXTENSION FEE. Borrower shall pay to Lender an extension fee in an amount equal to $50,000, which amount shall be payable simultaneously with the execution hereof and which fee is fully earned as of the date hereof.

         5. CONDITIONS PRECEDENT. The effectiveness of the other terms and provisions contained herein shall be subject to the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower.

         6. EFFECT OF THIS AGREEMENT. Except as modified pursuant hereto, no other changes or modifications in the Loan Agreement or the other Financing Agreements are intended or implied and the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the affective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         7. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.


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         8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         10. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

         Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.

                                            Very truly yours,

                                            MAGNESIUM CORPORATION OF AMERICA

                                            By:      /s/ Roger L. Fay
                                                   ----------------------
                                            Title:   Vice President
                                                   ----------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By:     /s/  Janet S. Last
    ----------------------------
Title:  First Vice President
    ----------------------------


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